SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                  FORM 8-K/A


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): November 23, 2002


                         Borland Software Corporation
           ---------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-16096                 94-2895440
------------------------------   -----------------------   ---------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)           Identification No.)



           100 Enterprise Way, Scotts Valley, California 95066-3249
           ---------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code: (831) 431-1000


           ---------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

On November 26, 2002, Borland Software Corporation, a Delaware corporation ("Borland"), filed a Current Report on Form 8-K concerning Borland's acquisition of approximately 79% of the outstanding shares of common stock of Starbase Corporation, a Delaware corporation ("Starbase"), at a price of $2.75 per share, pursuant to a cash tender offer for all outstanding shares of Starbase common stock.

As permitted under Items 7(a)(4) and (b)(2) of Form 8-K, Borland did not include the Financial Statements and Pro Forma Financial Statements required under Item 7 of its Current Report on Form 8-K filed on November 26, 2002, because they were unavailable on that date. Such Financial Statements and Pro Forma Financial Statements are being filed with this amendment.

On January 7, 2003, the stockholders of Starbase approved the merger of Starbase with a wholly-owned subsidiary of Borland, and such merger was completed on that date.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements

         Starbase Annual Report on Form 10-K for year ended March 31, 2002 - incorporated herein by reference.

         Starbase Quarterly Report on Form 10-Q for quarterly period ended September 30, 2002 - incorporated herein by reference.

         (b)      Pro Forma Financial Information

         The pro forma financial information required by this item is included as an exhibit hereto.

         (c)      Exhibits

         23.1     Consent of Deloitte & Touche LLP, independent auditors.

         99.1 Unaudited pro forma combined consolidated condensed financial statements giving effect to the combination of Borland Software Corporation and Starbase Corporation.

         99.2 Starbase Corporation Annual Report on Form 10-K for year ended March 31, 2002 - incorporated herein by reference.

         99.3 Starbase Corporation Quarterly Report on Form 10-Q for quarterly period ended September 30, 2002 - incorporated herein by reference.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BORLAND SOFTWARE CORPORATION



Date: January 21, 2003                        By:   /S/ KENNETH R. HAHN
                                              Name: Kenneth R. Hahn
                                              Title: Senior Vice President and
                                                     Chief Financial Officer



Index to Exhibits

    Exhibit
     Number           Description
-----------------     ----------------------------------------------------------
      23.1            Consent of Deloitte & Touche LLP, independent auditors.

      99.1 Unaudited pro forma combined consolidated condensed financial statements giving effect to the combination of Borland Software Corporation and Starbase Corporation.

      99.2 Starbase Corporation Annual Report on Form 10-K for year ended March 31, 2002 - incorporated herein by reference.

      99.3 Starbase Corporation Quarterly Report on Form 10-Q for quarterly period ended September 30, 2002 - incorporated herein by reference.